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                                                                    EXHIBIT 23.1


                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K/A, into Cabot Trust's previously filed and amended Registration Statements, as applicable, on Form S-3 (File Nos. 333-71585, 333-71565, 333-61543) and S-8 (File No. 333-65169).



Boston, Massachusetts                                       ARTHUR ANDERSEN LLP
April 16, 1999